UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2011

Pulse Electronics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-05375

PA	23-1292472
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 942-8400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.       Results of Operations and Financial Condition

On February 10, 2011, Pulse Electronics issued a press release regarding its results of operations for its fourth fiscal quarter ended December 31, 2010.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this item, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or other document filed with the Commission, except as expressly set forth by specific reference in such filing.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated February 10, 2011 regarding Pulse’s results of operations for the fourth fiscal quarter ended December 31, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Electronics Corporation

Date:	February 10, 2011	By:	/s/ Drew A. Moyer
Drew A. Moyer
Chief Financial Officer